[Pioneer Logo]

Pioneer
Equity-Income
Fund

SEMIANNUAL REPORT 4/30/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           10
Financial Statements                              17
Notes to Financial Statements                     25
Report of Independent Public Accountants          30
Trustees, Officers and Service Providers          31
Programs and Services for Pioneer Shareowners     32
Retirement Plans from Pioneer                     34
The Pioneer Family of Mutual Funds                36

Pioneer Equity-Income Fund

LETTER FROM THE CHAIRMAN 4/30/99

Dear Shareowner,
--------------------------------------------------------------------------------
I am pleased to welcome you to this report for Pioneer Equity-Income Fund, covering the six months ended April 30, 1999. On behalf of your investment team, I thank you for your interest and this opportunity to comment on the Fund's progress and the challenges facing conservative investors.

Amid much fanfare, in March the Dow Jones Industrial Average roared above 10,000 for the first time in its 103-year history. Although considered a momentous event by some, in actuality the Dow measures the progress of only 30 large company stocks. Most other stocks have not participated in this explosive rise, but languished in 1998 and early 1999. That may be starting to change, however. Even as the Dow pushed on toward 11,000 in April, prices of dividend-paying and value-oriented stocks noticeably improved. This is welcome news for conservative investors, and those with diversified portfolios.

Pioneer Equity-Income Fund again generated a solid income stream, with modest price appreciation. And, as we would hope, its price rose in April when investors began to broaden their interest beyond the Dow. In short, it behaved exactly as it was designed. The Fund is unlikely to keep pace with a very strong market, but its income component is intended to provide a safety net when the market declines.

Turning to other matters, for those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Strategic Income Fund. The Fund's portfolio holds several types of bonds, including high-yield, international and U.S. investment-grade issues.

To receive a prospectus for the Fund - which you should read carefully before you invest or send any money - or if you have questions regarding Pioneer Equity-Income Fund, please contact your investment professional. Or call Pioneer at 1-800-225-6292. You can also visit Pioneer's web site at www.pioneerfunds.com.


Respectfully,

/s/ John F. Cogan

John F. Cogan, Jr.

Chairman and President

Pioneer Equity-Income Fund

PORTFOLIO SUMMARY 4/30/99

P o r t f o l i o    D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Begin Pie Chart]
U.S. Common Stocks           98.3%
U.S. Convertible Securities   1.5%
Short-Term Cash Equivalents   0.2%
[End Pie Chart]

S e c t o r    D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Begin Pie Chart]
Financial                     18%
Communication Services        15%
Utilities                     11%
Healthcare                    10%
Consumer Cyclicals             9%
Basic Materials                8%
Capital Goods                  7%
Energy                         7%
Technology                     7%
Other                          8%
[End Pie Chart]

1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


1.  Schering-Plough Corp.      3.78%        6.  The Bank of New York      2.04%
                                                Co., Inc.
2.  Ameritech Corp.            3.61         7.  Old Kent Financial        2.00
                                                Corp.
3.  SBC Communications, Inc.   3.02         8.  Atlantic Richfield Co.    1.93
4.  Ford Motor Co.             2.82         9.  Sprint Corp.              1.86
5.  Chevron Corp.              2.82         10. Hewlett-Packard Co.       1.84


Fund holdings will vary for other periods.

Pioneer Equity-Income Fund
PERFORMANCE UPDATE 4/30/99                                       CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/99         10/31/98
                           $ 30.42         $ 28.10

Distributions per Share    Income          Short-Term          Long-Term
(10/31/98- 4/30/99)        Dividends       Capital Gains       Capital Gains
                           $  0.237             -              $ 0.755

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of April 30, 1999)

                              Public
                Net Asset    Offering
Period           Value        Price*
Life-of-Fund     16.94%       16.15%
(7/25/90)
5 Years          19.72        18.31
1 Year           12.26         5.79

[Begin Mountain Chart]

             Pioneer  Standard &
             Equity-    Poor's
             Income      500
              Fund*     Index
7/90          9,425      10,000
              8,160       8,620
4/91          9,913      10,824
             11,025      11,500
4/92         11,947      12,339
             11,848      12,644
4/93         14,517      13,478
             15,509      14,531
4/94         15,111      14,196
             15,523      15,091
4/95         16,234      16,668
             18,552      19,075
4/96         20,517      21,697
             24,432      23,663
4/97         23,654      27,144
             27,947      31,254
4/98         33,108      38,286
             33,171      38,131
4/99         37,167      46,637
[End Mountain Chart]

* Reflects deduction of the maximum
  5.75% sales charge at the beginning of
  the period and assumes reinvestment
  of distributions at net asset value.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
PERFORMANCE UPDATE 4/30/99                          CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/99         10/31/98
                            $ 30.22         $ 27.91

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/98- 4/30/99)        Dividends       Capital Gains       Capital Gains
                            $  0.122             -              $ 0.755

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of April 30, 1999)

                  If           If
Period           Held       Redeemed*
Life-of-Fund     19.36%       19.26%
(4/4/94)
5 Years          18.85        18.75
1 Year           11.45         7.45

[Begin Mountain Chart]
            Pioneer   Standard &
            Equity-     Poor's
            Income       500
             Fund*      Index
4/4/94      10,000     10,000
            10,343     10,299
            10,666     10,545
            10,593     10,949
            10,436     10,984
4/95        11,036     12,093
            12,072     13,293
            12,568     13,839
            13,678     15,224
4/96        13,854     15,741
            13,330     15,491
            14,416     17,168
            15,606     19,228
4/97        15,853     19,693
            18,564     23,561
            18,646     22,675
            20,258     24,398
4/98        22,009     27,777
            21,679     28,106
            21,971     27,664
            23,083     32,327
4/99        24,429     33,836
[End Mountain Chart]

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
PERFORMANCE UPDATE 4/30/99                                  CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/99         10/31/98
                           $30.19          $27.88

Distributions per Share    Income          Short-Term          Long-Term
(10/31/98- 4/30/99)        Dividends       Capital Gains       Capital Gains
                           $0.108             -                $0.755

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of April 30, 1999)

                 If          If
Period          Held       Redeemed*
Life-of-Fund   19.64%      19.64%
(1/31/96)
1 Year         11.41       11.41

[Begin Mountain Chart]
            Pioneer   Standard &
            Equity-     Poor's
            Income       500
             Fund*      Index
1/96        10,000     10,000
4/96        10,133     10,340
             9,745     10,175
10/96       10,534     11,277
            11,405     12,630
4/97        11,580     12,935
            13,563     15,476
10/97       13,622     14,894
            14,795     16,026
4/98        16,075     18,245
            15,828     18,462
10/98       16,047     18,171
            16,858     21,234
4/99        17,908     22,225
[End Mountain Chart]

* Assumes reinvestment of distributions.
  The 1% contingent deferred sales charge
  (CDSC) applies to investments sold
  within one year of purchase.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
PERFORMANCE UPDATE 4/30/99                                       CLASS Y SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/99         10/31/98
                           $ 30.45         $ 28.13

Distributions per Share    Income          Short-Term          Long-Term
(10/31/98- 4/30/99)        Dividends       Capital Gains       Capital Gains
                           $  0.288             -              $ 0.755

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


Cumulative Total Returns
(As of April 30, 1999)

                 If          If
Period          Held      Redeemed*
Life-of-Fund   10.45%      10.45%
(7/2/98)

* Assumes reinvestment of distributions.

[Begin Mountain Chart]
            Pioneer   Standard &
            Equity-     Poor's
            Income       500
             Fund*      Index
7/98        10,000     10,000
             9,680      9,788
8/98         8,663      8,373
             9,229      8,910
10/98        9,841      9,634
            10,201     10,217
            10,564     10,806
1/99        10,366     11,258
            10,156     10,908
            10,091     11,344
4/99        11,045     11,783
[End Mountain Chart]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/99


In the following discussion, Pioneer Equity-Income Fund's portfolio manager John Carey discusses the market environment and the Fund's strategy for the six-month period ended April 30, 1999. An investment professional for more than 20 years, Mr. Carey oversees the team responsible for the Fund's daily management.

Q:  Has the stock market changed much since your last report?

A: There has been a marked change in investors' outlook since last fall. In the summer of 1998 there were many gloomy forecasts, some even predicting a recession for this year. Asia, in particular, was a region of significant concern. Over the past few quarters, however, the story has been strong earnings growth here in the United States. And, even though Japan and Indonesia and some of the other countries in that part of the world are still experiencing difficulties, there are emerging signs of recovery in Asia and Latin America.

    Today, on top of a more optimistic economic outlook, we like what we see in companies in the portfolio, and what we hear their managements saying about business prospects. Our approach is to build a portfolio of companies we believe to be strong, rather than a portfolio that bets on the success of general economic conditions. From the strength in the broader market over the past few months, many other investors also seem to be encouraged by the positive fundamentals of individual companies. Right now, like everyone else, we are watching interest rates, hoping they do not increase much more.

Q:  How did the Fund perform in this environment?

A: The Fund generated a total return of 12.05% for Class A shares, 11.64% for Class B and 11.60% for Class C, all at net asset value. This was pretty close to the 14.25% average return for the 245 equity-income funds tracked by Lipper, Inc. (Lipper is an independent firm that tracks mutual fund performance). The Fund's strategy is conservative, with every stock in the portfolio expected to pay a dividend. So, we were pleased to generate a double-digit return, especially since most high-flying growth stocks aren't eligible for the portfolio. Longer term, the Fund is more than competitive; over the three years ended April 30,

Pioneer Equity-Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/99                              (continued)


   the Fund's average annual total return was 21.90%, compared with an average of 19.12% for the 158 funds tracked by Lipper.

Q: How do you deal with the challenge of finding stocks that pay a consistent dividend, especially when investors do not seem as interested in dividends as they once were?

A: First of all, dividends and their reinvestment remain very important. Long-term calculations show that reinvested dividends generally make up a large part of the total investment return available in the stock market. Despite the focus on share buybacks at many companies, dividends still receive a lot of attention from corporate management. As a component of an overall financial strategy, dividends and dividend policy convey information to investors about the company's expectations for future earnings and cash flows. Dividends, especially their regular payment over a period of years, are also a sign of financial discipline on the part of the company paying them as well as an indication of its commitment to shareholders. So, we like dividends, think they still provide a good gauge by which to measure companies and are somewhat baffled that they seem to have slipped from favor in some investment circles. But that loss of favor has presented us with opportunities. Today, in fact, we are seeing many attractively priced dividend-paying stocks.

Q: What worked for the portfolio over the period? What didn't work?

A: Telephone stocks were outstanding as investors recognized the growth potential in the industry. Also, the banks, oil companies and cyclical stocks in industries ranging from chemicals to autos and producer goods did well. The more positive economic outlook led investors back to many stocks they had sold during the more negative mood of last summer.

   On the other hand, insurance and food stocks were weak since investors remained concerned about earnings in those industries. Utilities generally treaded water as worries grew about rising interest rates.

Pioneer Equity-Income Fund


Q: What changes did you make to the portfolio?

A: Looking for value across many industries, we made new purchases in regional banking, defense and aerospace, auto parts and equipment. New positions included BankBoston in banking, General Dynamics and Lockheed Martin in defense and Delphi Automotive Systems and Goodyear Tire & Rubber in auto parts. We also added to existing holdings in several other industries. We put additional money to work in paper and forest products, railroad, truck, diversified manufacturing and advertising, among other industries.

   We sold stocks we believed had reached their potential and replaced those with alternatives that were more attractive. Among the stocks we sold were General Electric, Bell Atlantic, Daimler Chrysler and U.S. Bancorp.


Q: Did the large number of corporate mergers influence the portfolio in any way?

A: Yes, recent mergers and acquisitions affected the portfolio and the way in which we manage the Fund. Corporate America, and even corporate Europe, is in the midst of large-scale consolidation in many industries, including oil and gas, telecommunications, automotive, and financial services. Managing the portfolio requires close attention to the news, and frequent re-evaluation of companies as they reconfigure themselves through this "M & A" activity. In some cases we conclude that value is enhanced and we hold on. In other cases, we see the impairment of value and earnings power and we sell.

Q: What's your outlook for the next six months?

A: We are optimistic as we look forward and see the tremendous potential for growth in earnings and dividends at the companies in the Fund's portfolio. Of course the business cycle will most likely turn down some day, and probably not when anyone is expecting it. But for now there are lots of opportunities, we think, to make money in the stock market, and we are working hard to seize them and make them work for you.

Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 4/30/99


 Principal
   Amount                                                                 Value
                INVESTMENT IN SECURITIES - 99.8%
                CONVERTIBLE CORPORATE BOND - 0.4%
$6,700,000      Aspen Technology, Inc. 5.25%, 6/15/05 (144A)     $    3,829,653
                                                                 --------------
                Total Convertible Corporate Bond
                (Cost $6,700,000)                                $    3,829,653
                                                                 --------------
  Shares
                CONVERTIBLE PREFERRED STOCKS - 1.1%
       500      Sprint Corp., 8.25%, 3/31/00                     $       43,000
   207,700      Union Pacific Capital Trust, 6.25%, 4/1/28           11,336,681
                                                                 --------------
                Total Convertible Preferred Stocks
                (Cost $9,421,733)                                $   11,379,681
                                                                 --------------
                COMMON STOCKS - 98.3%
                Basic Materials - 7.3%
                Aluminum - 0.5%
    88,000      Aluminum Company of America                      $    5,478,000
                                                                 --------------
                Chemicals - 3.4%
   136,000      Dow Chemical Co.                                 $   17,841,500
   249,600      E.I. du Pont de Nemours and Co.                      17,628,000
                                                                 --------------
                                                                 $   35,469,500
                                                                 --------------
                Chemicals (Specialty) - 0.5%
   144,700      Nalco Chemical Co.                               $    5,290,594
                                                                 --------------
                Iron & Steel - 1.0%
   130,000      AK Steel Holding Corp.                           $    3,380,000
   523,405      Roanoke Electric Steel Corp.                          7,033,255
                                                                 --------------
                                                                 $   10,413,255
                                                                 --------------
                Metals Mining - 1.3%
   217,600      Phelps Dodge Corp.                               $   13,763,200
                                                                 --------------
                Paper & Forest Products - 0.6%
   220,000      Consolidated Papers, Inc.                        $    6,655,000
                                                                 --------------
                Total Basic Materials                            $   77,069,549
                                                                 --------------
                Capital Goods - 7.3%
                Aerospace/Defense - 1.6%
   180,000      General Dynamics Corp.                           $   12,645,000
   107,500      Lockheed Martin Corp.                                 4,629,219
                                                                 --------------
                                                                 $   17,274,219
                                                                 --------------


10 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

  Shares                                                       Value
             Electrical Equipment - 0.8%
  60,000     Honeywell, Inc.                          $    5,685,000
  51,900     Hubbell, Inc. (Class B)                       2,481,469
                                                      --------------
                                                      $    8,166,469
                                                      --------------
             Machinery (Diversified) - 1.3%
 505,957     The Gorman-Rupp Co.+                     $    7,842,334
 292,600     Timken Co.                                    6,528,638
                                                      --------------
                                                      $   14,370,972
                                                      --------------
             Manufacturing (Diversified) - 1.5%
 117,800     Johnson Controls, Inc.                   $    8,592,038
  80,000     Minnesota Mining & Manufacturing Co.          7,120,000
                                                      --------------
                                                      $   15,712,038
                                                      --------------
             Manufacturing (Specialized) - 0.4%
 166,150     Diebold Inc.                             $    3,997,984
                                                      --------------
             Trucks & Parts - 1.7%
 310,500     PACCAR, Inc.                             $   17,388,000
                                                      --------------
             Total Capital Goods                      $   76,909,682
                                                      --------------
             Communications Services - 14.7%
             Telecommunications - 1.8%
 190,000     Sprint Corp.                             $   19,486,875
                                                      --------------
             Telephone - 12.9%
 275,500     Aliant Communications Co.                $   12,190,875
 553,700     Ameritech Corp.                              37,893,844
 396,400     BellSouth Corp.                              17,738,900
 280,700     GTE Corp.                                    18,789,356
 566,000     SBC Communications, Inc.                     31,696,000
 329,877     U.S. West Communications Group, Inc.         17,256,691
                                                      --------------
                                                      $  135,565,666
                                                      --------------
             Total Communications Services            $  155,052,541
                                                      --------------
             Consumer Cyclicals - 9.3%
             Automobiles - 3.9%
 463,800     Ford Motor Co.                           $   29,654,212
 125,000     General Motors Corp.                         11,117,187
                                                      --------------
                                                      $   40,771,399
                                                      --------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 4/30/99                                     (continued)


Shares                                                            Value
            Auto Parts & Equipment - 2.4%
845,000     Delphi Automotive Systems Corp.              $   16,424,687
160,000     The Goodyear Tire & Rubber Co.                    9,150,000
                                                         --------------
                                                         $   25,574,687
                                                         --------------
            Publishing - 0.8%
160,000     The McGraw-Hill Co., Inc.                    $    8,840,000
                                                         --------------
            Publishing (Newspapers) - 0.1%
 10,000     Tribune Co.                                  $      834,375
                                                         --------------
            Retail (Department Stores) - 1.7%
441,000     May Department Stores Co.                    $   17,557,313
                                                         --------------
            Services(Advertising/Marketing) - 0.4%
 58,900     The Interpublic Group of Companies, Inc.     $    4,568,431
                                                         --------------
            Total Consumer Cyclicals                     $   98,146,205
                                                         --------------
            Consumer Staples - 5.4%
            Beverages - 0.4%
114,000     Pepsico, Inc.                                $    4,210,875
                                                         --------------
            Entertainment - 1.2%
531,200     Cedar Fair, L.P.                             $   12,748,800
                                                         --------------
            Foods - 3.3%
271,800     BestFoods                                    $   13,640,962
148,000     General Mills, Inc.                              10,822,500
157,750     H.J. Heinz Co.                                    7,364,953
120,000     Sara Lee Corp.                                    2,670,000
                                                         --------------
                                                         $   34,498,415
                                                         --------------
            Household Products (Non-Durables) - 0.3%
 33,000     Colgate-Palmolive Co.                        $    3,380,437
                                                         --------------
            Retail Stores (Food Chains) - 0.2%
 50,000     Winn-Dixie Stores, Inc.                      $    1,790,625
                                                         --------------
            Total Consumer Staples                       $   56,629,152
                                                         --------------
            Energy - 7.2%
            Oil (Domestic Integrated) - 1.9%
242,000     Atlantic Richfield Co.                       $   20,312,875
                                                         --------------


12   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

Shares                                                        Value
            Oil (International Integrated) - 5.3%
296,600     Chevron Corp.                            $   29,585,850
144,000     Exxon Corp.                                  11,961,000
131,000     Mobil Corp.                                  13,722,250
                                                     --------------
                                                     $   55,269,100
                                                     --------------
            Total Energy                             $   75,581,975
                                                     --------------
            Financial - 18.0%
            Banks (Major Regional) - 4.8%
536,600     The Bank of New York Co., Inc.           $   21,464,000
100,000     BankBoston Corp.                              4,900,000
 50,000     Comerica, Inc.                                3,253,125
133,300     Mellon Bank Corp.                             9,905,856
152,000     National City Corp.                          10,906,000
                                                     --------------
                                                     $   50,428,981
                                                     --------------
            Banks (Regional) - 5.3%
607,500     First Security Corp.                     $   11,542,500
269,300     First Tennessee National Corp.               11,613,562
 30,000     North Fork Bancorporation, Inc.                 675,000
443,608     Old Kent Financial Corp.                     20,960,478
283,900     SouthTrust Corp.                             11,311,641
                                                     --------------
                                                     $   56,103,181
                                                     --------------
            Insurance (Life/Health) - 1.2%
151,700     American National Insurance Co.          $   10,524,187
 46,000     Reliastar Financial Corp.                     1,690,500
                                                     --------------
                                                     $   12,214,687
                                                     --------------
            Insurance (Property/Casualty) - 2.2%
170,100     Chubb Corp.                              $   10,078,425
175,050     HSB Group, Inc.                               6,630,019
226,200     St. Paul Companies, Inc.                      6,489,113
                                                     --------------
                                                     $   23,197,557
                                                     --------------
            Investment Banking/Brokerage - 1.2%
125,000     Edwards (AG), Inc.                       $    4,375,000
184,100     Paine Webber Group, Inc.                      8,641,194
                                                     --------------
                                                     $   13,016,194
                                                     --------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 4/30/99                                   (continued)

Shares                                                                  Value
            Investment Management - 2.6%
232,600     Alliance Capital Management, L.P.                  $    6,454,650
227,600     Eaton Vance Corp. (Non-voting)                          5,192,125
402,000     T. Rowe Price Associates, Inc.                         15,150,375
                                                               --------------
                                                               $   26,797,150
                                                               --------------
            Savings & Loan Companies - 0.7%
 99,000     Astoria Financial Co.                              $    4,962,375
 24,600     Queens County Bancorp, Inc.                               864,075
 42,000     Washington Mutual, Inc.                                 1,727,250
                                                               --------------
                                                               $    7,553,700
                                                               --------------
            Total Financial                                    $  189,311,450
                                                               --------------
            Healthcare - 10.3%
            Healthcare (Diversified) - 4.7%
356,600     Abbott Laboratories                                $   17,272,812
165,000     American Home Products Corp.                           10,065,000
200,000     Bristol-Myers Squibb Co.                               12,712,500
 95,000     Johnson & Johnson                                       9,262,500
                                                               --------------
                                                               $   49,312,812
                                                               --------------
            Healthcare (Drugs/Major Pharmaceuticals) - 4.8%
160,400     Merck & Co., Inc.                                  $   11,268,100
821,600     Schering-Plough Corp.                                  39,693,550
                                                               --------------
                                                               $   50,961,650
                                                               --------------
            Healthcare (Medical Products/Supplies) - 0.8%
218,000     Becton, Dickinson & Co.                            $    8,106,875
                                                               --------------
            Total Healthcare                                   $  108,381,337
                                                               --------------
            Technology - 6.8%
            Communications Equipment - 0.6%
170,000     Harris Corp.                                       $    5,875,625
                                                               --------------
            Computers (Hardware) - 3.0%
245,600     Hewlett-Packard Co.                                $   19,371,700
 57,000     IBM Corp.                                              11,923,688
                                                               --------------
                                                               $   31,295,388
                                                               --------------
            Electronics (Defense) - 0.8%
120,000     Raytheon Co. (Class B)                             $    8,430,000
                                                               --------------
            Equipment (Semiconductors) - 0.8%
497,000     Helix Technology Corp.                             $    8,775,156
                                                               --------------

14  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund


Shares                                                                       Value
            Photography/Imaging - 1.6%
230,000     Eastman Kodak Co.                                       $   17,163,750
                                                                    --------------
            Total Technology                                        $   71,539,919
                                                                    --------------
            Transportation - 1.3%
            Railroads - 1.3%
115,000     Burlington Northern Santa Fe Corp.                      $    4,211,875
293,600     Norfolk Southern Corp.                                       9,597,050
                                                                    --------------
            Total Transportation                                    $   13,808,925
                                                                    --------------
            Utilities - 10.7%
            Electric Companies - 5.4%
296,200     Allegheny Energy, Inc.                                  $   10,089,312
636,500     Baltimore Gas & Electric Co.                                17,901,562
140,000     BEC Energy                                                   5,950,000
372,350     DPL, Inc.                                                    6,655,756
200,000     DQE, Inc.                                                    8,237,500
 10,000     FPL Group, Inc.                                                563,750
284,400     Kansas City Power & Light Co.                                7,607,700
                                                                    --------------
                                                                    $   57,005,580
                                                                    --------------
            Natural Gas - 4.9%
100,600     Buckeye Partners, L.P.                                  $    2,804,225
190,750     Consolidated Natural Gas Co.                                11,349,625
147,933     Indiana Energy, Inc.                                         3,162,068
454,700     KeySpan Energy Corp.                                        12,163,225
 60,882     Kinder Morgan Energy Partners, L.P.                          2,267,855
 22,200     Lakehead Pipe Line Partners, L.P. (Preferred Units)          1,004,550
191,200     NICOR, Inc.                                                  6,954,900
128,300     Public Service Co. of North Carolina, Inc.                   3,632,494
446,600     Questar Corp.                                                8,122,538
                                                                    --------------
                                                                    $   51,461,480
                                                                    --------------
            Water Utility - 0.4%
150,400     American Water Works Co., Inc.                          $    4,277,000
                                                                    --------------
            Total Utilities                                         $  112,744,060
                                                                    --------------
            Total Common Stocks
            (Cost $703,870,899)                                     $1,035,174,795
                                                                    --------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $719,992,632)                                     $1,050,384,129
                                                                    --------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 4/30/99                                     (continued)



 Principal
  Amount                                                               Value
                TEMPORARY CASH INVESTMENT - 0.2%
                Commercial Paper - 0.2%
$1,650,000      Exxon Asset Management Co., 4.92%, 5/3/99     $    1,650,000
                                                              --------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $1,650,000)                             $    1,650,000
                                                              --------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100%
                (Cost $721,642,632)(a)                        $1,052,034,129
                                                              ==============



   + Investment held by Fund representing 5% or more of the outstanding voting stock of such company.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 1999, the value of these securities amounted to $3,829,653 or 0.4% of total net assets.

 (a) At April 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $718,784,518 was as follows:

     Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost          $343,077,590
     Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value            (9,827,979)
                                                                ------------
     Net unrealized gain                                        $333,249,611
                                                                ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1999, aggregated $185,751,616 and $129,790,111, respectively.


16  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

BALANCE SHEET 4/30/99

ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $1,650,000) (cost $721,642,632)                                       $ 1,052,034,129
  Cash                                                                                   753
  Receivables -
   Investment securities sold                                                      3,152,045
   Fund shares sold                                                                2,447,643
   Dividends and interest                                                          2,316,037
  Other                                                                               15,382
                                                                             ---------------
    Total assets                                                             $ 1,059,965,989
                                                                             ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                           $       442,000
   Fund shares repurchased                                                         1,175,756
  Due to affiliates                                                                1,066,307
  Accrued expenses                                                                    45,783
                                                                             ---------------
    Total liabilities                                                        $     2,729,846
                                                                             ---------------
NET ASSETS:
  Paid-in capital                                                            $   685,784,362
  Accumulated undistributed net investment income                                  2,787,025
  Accumulated undistributed net realized gain on investments                      38,273,259
  Net unrealized gain on investments                                             330,391,497
                                                                             ---------------
    Total net assets                                                         $ 1,057,236,143
                                                                             ===============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $682,252,480/22,426,956 shares)                          $         30.42
                                                                             ===============
  Class B (based on $335,116,879/11,089,082 shares)                          $         30.22
                                                                             ===============
  Class C (based on $36,222,683/1,199,839 shares)                            $         30.19
                                                                             ===============
  Class Y (based on $3,644,101/119,672 shares)                               $         30.45
                                                                             ===============
MAXIMUM OFFERING PRICE:
  Class A                                                                    $         32.28
                                                                             ===============


The accompanying notes are an integral part of these financial statements.   17

Pioneer Equity-Income Fund
STATEMENT OF OPERATIONS

For the Six Months Ended 4/30/99

INVESTMENT INCOME:
  Dividends                                                 $12,525,949
  Interest                                                      389,605
                                                            -----------
    Total investment income                                                   $ 12,915,554
                                                                              ------------
EXPENSES:
  Management fees                                           $ 2,884,606
  Transfer agent fees
   Class A                                                      510,844
   Class B                                                      279,096
   Class C                                                       42,924
   Class Y                                                          245
  Distribution fees
   Class A                                                      778,171
   Class B                                                    1,519,917
   Class C                                                      151,153
  Administrative fees                                            85,582
  Custodian fees                                                 44,569
  Registration fees                                              96,647
  Professional fees                                              31,390
  Printing                                                       43,730
  Fees and expenses of nonaffiliated trustees                    18,534
  Miscellaneous                                                  11,322
                                                            -----------
    Total expenses                                                            $  6,498,730
    Less fees paid indirectly                                                     (103,033)
                                                                              ------------
    Net expenses                                                              $  6,395,697
                                                                              ------------
     Net investment income                                                    $  6,519,857
                                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                            $ 40,428,769
  Change in net unrealized gain on investments                                  63,408,207
                                                                              ------------
   Net gain on investments                                                    $103,836,976
                                                                              ------------
   Net increase in net assets resulting from operations                       $110,356,833
                                                                              ============

18 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 4/30/99 and the Year Ended 10/31/98


                                                             Six Months       Year Ended
                                                           Ended 4/30/99       10/31/98
FROM OPERATIONS:
Net investment income                                     $    6,519,857    $   12,816,468
Net realized gain on investments                              40,428,769        23,455,256
Change in net unrealized gain on investments                  63,408,207        90,559,589
                                                          --------------    --------------
  Net increase in net assets resulting from operations    $  110,356,833    $  126,831,313
                                                          --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.24 and $0.48 per share, respectively)       $   (5,140,256)   $   (9,465,678)
  Class B ($0.12 and $0.29 per share, respectively)           (1,303,481)       (2,681,431)
  Class C ($0.11 and $0.29 per share, respectively)             (114,995)         (204,927)
  Class Y ($0.29 and $0.13 per share, respectively)              (32,214)          (13,022)
Net realized gain:
  Class A ($0.76 and $0.73 per share, respectively)          (15,955,992)      (13,377,646)
  Class B ($0.76 and $0.73 per share, respectively)           (7,785,428)       (6,017,141)
  Class C ($0.76 and $0.73 per share, respectively)             (736,802)         (384,858)
  Class Y ($0.76 and $0.00 per share, respectively)              (80,223)                -
                                                          --------------    --------------
   Total distributions to shareholders                    $  (31,149,391)   $  (32,144,730)
                                                          --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  156,663,822    $  282,310,127
Reinvestment of distributions                                 28,677,502        29,629,866
Cost of shares repurchased                                  (102,000,256)     (177,923,138)
                                                          --------------    --------------
  Net increase in net assets resulting from fund
    share transactions                                    $   83,341,068    $  134,016,855
                                                          --------------    --------------
  Net increase in net assets                              $  162,548,510    $  228,703,465
NET ASSETS:
Beginning of period                                          894,687,633       665,984,168
                                                          --------------    --------------
End of period (including accumulated undistributed net
  investment income of $2,787,025 and $2,858,114,
  respectively)                                           $1,057,236,143    $  894,687,633
                                                          ==============    ==============




The accompanying notes are an integral part of these financial statements.   19

Pioneer Equity-Income Fund
STATEMENTS OF CHANGES IN NET ASSETS                           (continued)


                                   '99 Shares     '99 Amount        '98 Shares      '98 Amount
CLASS A
Shares sold                         3,344,964    $  96,241,413       6,498,655    $  176,430,152
Reinvestment of distributions         696,480       19,776,409         820,812        21,402,740
Less shares repurchased            (2,410,025)     (69,535,644)     (4,779,787)     (129,571,542)
                                   ----------    -------------      ----------    --------------
  Net increase                      1,631,419    $  46,482,178       2,539,680    $   68,261,350
                                   ==========    =============      ==========    ==============
CLASS B
Shares sold                         1,699,655    $  48,693,223       3,260,906    $   88,078,226
Reinvestment of distributions         285,624        8,071,455         300,913         7,743,240
Less shares repurchased              (979,677)     (28,084,635)     (1,652,132)      (44,685,857)
                                   ----------    -------------      ----------    --------------
  Net increase                      1,005,602    $  28,680,043       1,909,687    $   51,135,609
                                   ==========    =============      ==========    ==============
CLASS C
Shares sold                           387,407    $  11,060,464         545,171    $   14,756,877
Reinvestment of distributions          25,403          717,166          18,231           470,941
Less shares repurchased              (143,436)      (4,094,804)       (133,683)       (3,552,030)
                                   ----------    -------------      ----------    --------------
  Net increase                        269,374    $   7,682,826         429,719    $   11,675,788
                                   ==========    =============      ==========    ==============
CLASS Y*
Shares sold                            23,045    $     668,722         106,376    $    3,044,872
Reinvestment of distributions           3,960          112,472             473            12,945
Less shares repurchased               (10,010)        (285,173)         (4,172)         (113,709)
                                   ----------    -------------      ----------    --------------
  Net increase                         16,995    $     496,021         102,677    $    2,944,108
                                   ==========    =============      ==========    ==============

*Class Y shares were first publicly offered on July 2, 1998.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
FINANCIAL HIGHLIGHTS 4/30/99

                                                            Six Months
                                                              Ended         Year Ended
                                                             4/30/99        10/31/98
CLASS A
Net asset value, beginning of period                         $ 28.10         $ 24.78
                                                             -------         -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.22         $  0.49
 Net realized and unrealized gain (loss) on investments         3.10            4.04
                                                             -------         -------
  Net increase from investment operations                    $  3.32         $  4.53
Distributions to shareholders:
 Net investment income                                         (0.24)          (0.48)
 Net realized gain                                             (0.76)          (0.73)
                                                             -------         -------
Net increase (decrease) in net asset value                   $  2.32         $  3.32
                                                             -------         -------
Net asset value, end of period                               $ 30.42         $ 28.10
                                                             =======         =======
Total return*                                                  12.05%          18.69%
Ratio of net expenses to average net assets                     1.08%**+        1.05%+
Ratio of net investment income to average net assets            1.60%**+        1.82%+
Portfolio turnover rate                                           27%**           12%
Net assets, end of period (in thousands)                    $682,252        $584,389
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.06%**          1.04%
 Net investment income                                         1.62%**          1.83%


Pioneer Equity-Income Fund
FINANCIAL HIGHLIGHTS 4/30/99
                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            10/31/97     10/31/96     10/31/95     10/31/94
CLASS A
Net asset value, beginning of period                        $ 20.37      $ 18.22      $ 16.16     $ 16.92
                                                            -------      -------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.50      $  0.55      $  0.54     $  0.55
 Net realized and unrealized gain (loss) on investments        5.36         2.24         2.45       (0.54)
                                                            -------      -------      -------     -------
  Net increase from investment operations                   $  5.86      $  2.79      $  2.99     $  0.01
Distributions to shareholders:
 Net investment income                                        (0.50)       (0.50)       (0.53)      (0.54)
 Net realized gain                                            (0.95)       (0.14)       (0.40)      (0.23)
                                                            -------      -------      -------     -------
Net increase (decrease) in net asset value                  $  4.41      $  2.15      $  2.06     $ (0.76)
                                                            -------      -------      -------     --------
Net asset value, end of period                              $ 24.78      $ 20.37      $ 18.22     $ 16.16
                                                            =======      =======      =======     ========
Total return*                                                 30.40%       15.53%       19.51%       0.09%
Ratio of net expenses to average net assets                    1.11%+       1.19%+       1.29%+      1.24%
Ratio of net investment income to average net assets           2.22%+       2.85%+       3.26%+      3.43%
Portfolio turnover rate                                          18%          47%          13%         27%
Net assets, end of period (in thousands)                    $452,300     $336,384    $249,981    $175,943
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.10%        1.18%        1.27%          -
 Net investment income                                         2.23%        2.86%        3.28%          -


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
FINANCIAL HIGHLIGHTS 4/30/99

                                                        Six Months
                                                           Ended        Year Ended
                                                          4/30/99        10/31/98
CLASS B
Net asset value, beginning of period                      $ 27.91         $ 24.63
                                                          -------         -------
Increase from investment operations:
 Net investment income                                    $  0.12         $  0.29
 Net realized and unrealized gain on investments             3.07            4.01
                                                          -------         -------
  Net increase from investment operations                 $  3.19         $  4.30
Distributions to shareholders:
 Net investment income                                      (0.12)          (0.29)
 In excess of net investment income                             -              -
 Net realized gain                                          (0.76)          (0.73)
                                                          -------         -------
Net increase in net asset value                           $  2.31         $  3.28
                                                          -------         -------
Net asset value, end of period                            $ 30.22         $ 27.91
                                                          =======         =======
Total return*                                               11.64%         17.83%
Ratio of net expenses to average net assets                  1.85%**+      1.82%+
Ratio of net investment income to average net assets         0.83%**+      1.05%+
Portfolio turnover rate                                        27%**         12%
Net assets, end of period (in thousands)                $ 335,117       $281,469
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.83%**       1.81%
 Net investment income                                       0.85%**       1.06%



Pioneer Equity-Income Fund
FINANCIAL HIGHLIGHTS 4/30/99
                                                        Year Ended   Year Ended   Year Ended     4/4/94 to
                                                         10/31/97     10/31/96     10/31/95      10/31/94
CLASS B
Net asset value, beginning of period                     $ 20.26      $ 18.15      $ 16.14      $  15.46
                                                         -------      -------      -------      --------
Increase from investment operations:
 Net investment income                                   $  0.33      $  0.41      $  0.45      $   0.21
 Net realized and unrealized gain on investments            5.32         2.22         2.41          0.71
                                                         -------      -------      -------      --------
  Net increase from investment operations                $  5.65      $  2.63      $  2.86      $   0.92
Distributions to shareholders:
 Net investment income                                     (0.33)       (0.38)       (0.45)        (0.21)
 In excess of net investment income                            -            -            -         (0.03)
 Net realized gain                                         (0.95)       (0.14)       (0.40)            -
                                                         -------      -------      -------      --------
Net increase in net asset value                          $  4.37      $  2.11      $  2.01      $   0.68
                                                         -------      -------      -------      --------
Net asset value, end of period                           $ 24.63      $ 20.26      $ 18.15      $  16.14
                                                         =======      =======      =======      ========
Total return*                                              29.35%       14.70%       18.64%         5.93%
Ratio of net expenses to average net assets                 1.88%+       1.95%+       2.02%+         1.92%**
Ratio of net investment income to average net assets        1.45%+       2.06%+       2.35%+         2.35%**
Portfolio turnover rate                                       18%          47%          13%            27%
Net assets, end of period (in thousands)                 $201,360     $134,657     $60,433      $  12,663
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                               1.87%        1.94%        1.98%             -
 Net investment income                                      1.46%        2.07%        2.39%             -


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
FINANCIAL HIGHLIGHTS 4/30/99


                                                            Six Months
                                                               Ended         Year Ended     Year Ended       1/31/96 to
                                                              4/30/99         10/31/98       10/31/97         10/31/96
CLASS C
Net asset value, beginning of period                        $ 27.88           $ 24.61        $ 20.25         $ 19.49
                                                            -------           -------        -------         -------
Increase from investment operations:
 Net investment income                                      $  0.11           $  0.27        $  0.32         $  0.27
 Net realized and unrealized gain on investments               3.07              4.02           5.32            0.76
                                                            -------           -------        -------         -------
  Net increase from investment operations                   $  3.18           $  4.29        $  5.64         $  1.03
Distributions to shareholders:
 Net investment income                                        (0.11)           (0.29)         (0.33)           (0.27)
 Net realized gain                                            (0.76)           (0.73)         (0.95)               -
                                                            --------          -------        -------         -------
Net increase in net asset value                             $  2.31           $  3.27        $  4.36         $  0.76
                                                            --------          -------        -------         -------
Net asset value, end of period                              $ 30.19           $ 27.88        $ 24.61         $ 20.25
                                                            ========          =======        =======         =======
Total return*                                                 11.60%           17.80%         29.32%            5.34%
Ratio of net expenses to average net assets                    1.95%**+         1.89%+         1.93%+           1.98%**+
Ratio of net investment income to average net assets           0.72%**+         0.97%+         1.35%+           1.91%**+
Portfolio turnover rate                                          27%**            12%            18%              47%
Net assets, end of period (in thousands)                   $ 36,223          $25,941        $12,324         $  4,144
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.92%**          1.87%          1.91%            1.94%**
 Net investment income                                         0.75%**          0.99%          1.37%            1.95%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
FINANCIAL HIGHLIGHTS 4/30/99



                                                              Six Months
                                                                Ended             7/2/98 to
                                                               4/30/99            10/31/98
CLASS Y
Net asset value, beginning of period                           $ 28.13            $ 28.72
                                                               -------            -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.28            $  0.18
 Net realized and unrealized gain (loss) on investments           3.09              (0.64)
                                                               -------            -------
  Net increase (decrease) from investment operations           $  3.37             $(0.46)
Distributions to shareholders:
 Net investment income                                           (0.29)             (0.13)
 Net realized gain                                               (0.76)                 -
                                                               -------            -------
Net increase (decrease) in net asset value                     $  2.32            $ (0.59)
                                                               -------           --------
Net asset value, end of period                                 $ 30.45            $ 28.13
                                                               =======           ========
Total return*                                                    12.24%             (1.59)%
Ratio of net expenses to average net assets                       0.68%**+           0.74%**+
Ratio of net investment income to average net assets              1.99%**+           2.07%**+
Portfolio turnover rate                                             27%**              12%
Net assets, end of period (in thousands)                       $ 3,644          $   2,888
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     0.67%**            0.74%**
 Net investment income                                            2.00%**            2.07%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

24 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 4/30/99

1.  Organization and Significant Accounting Policies
Pioneer Equity-Income Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital.

The Fund offers four classes of shares--Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C respectively. There is no distribution plan for Class Y shareholders.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 4/30/99                             (continued)

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $44,102 of class action settlements received by the Fund during the six months ended April 30, 1999.

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $195,852 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1999.


D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income,

Pioneer Equity-Income Fund

  common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2.  Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1999, $514,771 was payable to PIM related to management fees, administrative and certain others services.

3.  Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $129,415 in transfer agent fees payable to PSC at April 30, 1999.

4.  Distribution Plans


The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard

Pioneer Equity-Income Fund
NOTES TO FINANCIAL STATEMENTS 4/30/99                             (continued)

to Class B and Class C shares. Included in due to affiliates is $422,121 in distribution fees payable to PFD at April 30, 1999.


In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1999, CDSCs in the amount of $269,820 were paid to PFD.


5.  Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1999, the Fund's expenses were reduced by $103,033 under such arrangements.

6.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1999, the Fund had no borrowings under this agreement.

Pioneer Equity-Income Fund

6. Affiliated Companies

  The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1999:



                                                      Dividend
Affiliates                 Purchases      Sales        Income         Value
-------------------------------------------------------------------------------
  The Gorman-Rupp Co.         -         $8,095      $151,937      $7,842,334
-------------------------------------------------------------------------------

Pioneer Equity-Income Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Equity-Income Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity-Income Fund (the Fund) as of April 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity-Income Fund as of April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 4, 1999

Pioneer Equity-Income Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

                                      Officers Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President

Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President

John W. Kendrick                      John A. Carey, Vice President
Marguerite A. Piret                   John A. Boynton, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

Traditional IRA

A Traditional IRA allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 701/2, although there are income limits for contributions at any age.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLAN for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Based Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-based plans allocate contributions based on both age and salary. Age-based plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

THE PIONEER FAMILY OF MUTUAL FUNDS


For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust
Pioneer Strategic Income Fund

Tax-Free
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo]
Pioneer Investment Management, Inc.
60 State Street                             0699-6554
Boston, Massachusetts 02109     [copyright] Pioneer Funds Distributor, Inc.
www.pioneerfunds.com              [recycle] Printed on Recycled Paper